The UBS Funds

Prospectus Supplement | May 2, 2022

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update the information in the Prospectus, dated October 28, 2021, as supplemented, for UBS Global Allocation Fund (the "Fund"), a series of The UBS Funds, as follows:

Effective May 2, 2022, Gian Plebani will no longer serve as a portfolio manager for the Fund, and Thomas Oesch will be added as a portfolio manager to the Fund.

Therefore, effective May 2, 2022, the bullets under the heading "UBS Global Allocation Fund-Fund Summary" and the sub-heading "Portfolio managers" on page 36 of the Prospectus are deleted in their entirety and replaced with the following:

• Nicole Goldberger, portfolio manager of the Fund since 2020.

• Evan Brown, portfolio manager of the Fund since June 2021.

• Thomas Oesch, portfolio manager of the Fund since May 2022.

Additionally, effective May 2, 2022, the information under the heading "More information about the funds" and the sub-headings "Management-Portfolio management-UBS Global Allocation Fund" beginning on page 138 of the Prospectus is deleted in its entirety and replace by the following:

UBS Global Allocation Fund

Nicole Goldberger is the lead portfolio manager, Evan Brown is the deputy portfolio manager, and Thomas Oesch is a co-portfolio manager for the UBS Global Allocation Fund. As portfolio managers for the Fund, Ms. Goldberger and Messrs. Brown and Oesch have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective. Ms. Goldberger and Messrs. Brown and Oesch have access to certain members of the fixed-income and equities investment management teams, each of whom may be allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Ms. Goldberger and Messrs. Brown and Oesch is provided below.

Nicole Goldberger, CFA, is a portfolio manager and Head of Growth Portfolios of the Investment Solutions team and a Managing Director at UBS Asset Management. Ms. Goldberger has been at UBS Asset Management since

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2020. Prior to joining UBS Asset Management, Ms. Goldberger worked in JPMorgan Asset Management's Multi-Asset Solutions team, where she was the lead portfolio manager responsible for managing global tactical asset allocation and balanced portfolios for institutional and retail clients. Prior to that, Ms. Goldberger was a portfolio manager for a range of different multi-asset class solutions, including flexible total return portfolios with private markets, diversified benchmark-aware mandates, 529 age-based portfolios, inflation aware multi-strategy funds, liability-driven investment portfolios and target date funds. Ms. Goldberger has been a portfolio manager of the Fund since 2020.

Evan Brown, CFA, is a portfolio manager and Head of Multi-Asset Strategy in the Investment Solutions team and a Managing Director at UBS Asset Management. Mr. Brown has been at UBS Asset Management since 2017. Prior to joining UBS Asset Management, Mr. Brown was a strategist and portfolio manager for macro hedge fund strategies at Millennium. Previously, Mr. Brown co-ran US FX (i.e., foreign exchange) strategy at Morgan Stanley. Mr. Brown has been a portfolio manager of the Fund since June 2021.

Thomas Oesch, CFA, is a portfolio manager in the Investment Solutions team and an Executive Director at UBS Asset Management. Mr. Oesch has been at UBS Asset Management since 2006. Mr. Oesch has been a portfolio manager of the Fund since May 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

The UBS Funds

Supplement to the Statement of Additional Information  | May 2, 2022

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update the information in the Statement of Additional Information ("SAI"), dated October 28, 2021, as supplemented, for UBS Global Allocation Fund (the "Fund"), a series of The UBS Funds, as follows:

Effective May 2, 2022, Gian Plebani will no longer serve as a portfolio manager for the Fund, and Thomas Oesch will be added as a portfolio manager to the Fund.

Therefore, effective May 2, 2022, on page 81 in the SAI under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the information for Gian Plebani is deleted in its entirety and replaced with the following:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Thomas Oesch**** (UBS Global Allocation Fund)	0	$0	0	$0	8	$700

  **** Mr. Oesch became a portfolio manager of UBS Global Allocation Fund on May 2, 2022. Information for Mr. Oesch is as of March 31, 2022.

In addition, effective May 2, 2022, on page 84 of the SAI, under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the following information for Gian Plebani is deleted in its entirety and replaced with the following:

Portfolio manager/Fund	Range of shares owned
Thomas Oesch***** (UBS Global Allocation Fund)	None

  ***** Mr. Oesch became a portfolio manager of UBS Global Allocation Fund on May 2, 2022. Information for Mr. Oesch is as of March 31, 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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